Exhibit 10.1

Buyer (_____) (_____) and Seller (_____) (_____) acknowledge receipt of a copy of this page, which is Page 1 of 8 Pages. Commercial Contract ___________________________________________________________ ______________________________________________________________________ (“Buyer”) ("Seller") ________________________________________________________________________________ __________________________________________________________________________________ ______________________________________________________________________________ ____________________________________________________________________________________________ _______________________________________________________________ ____________________________________________________________________________________________ ____________________ ________________________________________ $ $ ____________________ (“Escrow Agent”) (checks are subject to actual and final collection) 12 13 _____________________________ ____________ 14 (b) Additional deposit to be made to Escrow Agent 15 16 17 š š ___________________________________ within days (3 days, if left blank) after completion of Due Diligence Period or within days after Effective Date $ ____________________ 18 19 20 š š ____ (c) Additional deposit to be made to Escrow Agent within days (3 days, if left blank) after completion of Due Diligence Period or within days after Effective Date ____________________ $ (d) Total financing (see Paragraph 5) _____________________________________ _____________________ 21 (e) Other ____________________________________________________________ $ $ _____________________ 22 (f) All deposits will be credited to the purchase price at closing. Balance to close, subject to adjustments and prorations, to be paid via wire transfer. 23 24 25 $ _____________________ 26 27 ____________________________ ____________________________ . Calendar days, based on where the Property is located, will be used when For the purposes of this paragraph, “completion” means the end of the Due Diligence Period or upon delivery of Buyer’s written notice of acceptability. 28 3. TIME FOR ACCEPTANCE; EFFECTIVE DATE; COMPUTATION OF TIME: Unless this offer is signed by Seller 29 and Buyer and an executed copy delivered to all parties on or before , this offer 30 will be withdrawn and the Buyer’s deposit, if any, will be returned. The time for acceptance of any counter offer will be 31 3 days from the date the counter offer is delivered. The “Effective Date” of this Contract is the date on which the 32 last one of the Seller and Buyer has signed or initialed and delivered this offer or the final counter offer or 33 34 computing all time periods. Other than time for acceptance and Effective Date as set forth above, any time periods 35 provided for or dates specified in this Contract, whether preprinted, handwritten, typewritten or inserted herein, ending 36 or occurring on a Saturday, Sunday, national legal holiday, or a day on which a national legal holiday is observed will 37 extend to the next calendar day which is not a Saturday, Sunday, national legal holiday, or a day on which a national 38 legal holiday is observed . Time is of the essence in this Contract. 39 4. CLOSING DATE AND LOCATION: 1 1. PARTIES AND PROPERTY: La Rosa Realty Holdings/ Joseph Larosa 2 agrees to buy and Veras Nova, LLC 3 agrees to sell the property at: 4 Street Address: 2570 AmeraTrails Lot 6D Saint Cloud, FL 34772 5 6 Legal Description: Amera center PH 2 PB 29 PGS 131 - 133 lot 6D 7 8 and the following Personal Property: _ 9 675,000 10 (all collectively referred to as the “Property”) on the terms and conditions set forth below. 11 2. PURCHASE PRICE: (a) Deposit held in escrow by: FPG TITLE - Gladis Akers 10,000 Escrow Agent’s address: 8 Phone: 236 Lee Vista Blvd, Suite D, Orlando FL 32929 321 - 326 - 4848 665,000 02/03/2026 LRR 02/03/26 5:37 PM EST dotloop verified dotloop signature verification: dtlp.us/pdTF - Xlme - LvTP MV CV CC - 6 Rev. 3/25 ©2025 Florida Realtors ®

(_____) (_____) Buyer and Seller (_____) (_____) acknowledge receipt of a copy of this page, which is Page 2 of 8 Pages. ______________________________ (a) Closing Date: This transaction will be closed on (Closing Date), unless 40 41 42 43 44 specifically extended by other provisions of this Contract. The Closing Date will prevail over all other time periods including, but not limited to, Financing and Due Diligence periods. In the event insurance underwriting is suspended on Closing Date and Buyer is unable to obtain property insurance, Buyer may postpone closing up to 5 days after the insurance underwriting suspension is lifted. ____________ 45 46 _____ ________________ _____ _____ ______ _____ _____________________________________________________________________________________________________________________________ ___ _____ ____ ____ ___________________________________ ________________________________________________________________ 74 6. TITLE: Seller has the legal capacity to and will convey marketable title to the Property by statutory warranty 75 76 encumbrances of record or known to Seller , but subject to property taxes for the year of closing; covenants, 77 restrictions and public utility easements of record; existing zoning and governmental regulations; and (list any other 78 matters to which title will be subject) ____________________________________________________________________________________________ ; ___________________________________________________________________________________ . 79 80 provided there exists at closing no violation of the foregoing and none of them prevents Buyer’s intended use of the 81 Property as (a) Evidence of Title: The party who pays the premium for the title insurance policy will select the closing agent 82 83 84 85 86 87 88 89 90 and pay for the title search and closing services. Seller will, at (check one) Seller’s Buyer’s expense and _____ _____ (i) a title insurance commitment by a Florida licensed title insurer setting forth those matters to be discharged by Seller at or before Closing and, upon Buyer recording the deed, an owner’s policy in the amount of the purchase price for fee simple title subject only to exceptions stated above. If Buyer is paying for the evidence of title and Seller has an owner’s policy, Seller will deliver a copy to Buyer within 15 days after Effective Date. (ii.) an abstract of title, prepared or brought current by an existing abstract firm or certified as correct by an existing firm. However, if such an abstract is not available to Seller , then a prior owner’s title policy acceptable to the proposed 06/15/2026 (b) Location: Closing will take place in Osceola County, Florida. (If left blank, closing will take place in the county where the property is located.) Closing may be conducted by mail or electronic means. 47 5. THIRD PARTY FINANCING: 48 BUYER’S OBLIGATION: On or before N/A days (5 days if left blank) after Effective Date, Buyer will apply for third 49 party financing in an amount not to exceed N/A % of the purchase price or $ N/A , with a fixed 50 interest rate not to exceed N/A % per year with an initial variable interest rate not to exceed %, with points or 51 commitment or loan fees not to exceed N/A % of the principal amount, for a term of N/A years, and amortized 52 over years, with additional terms as follows: 53 . 54 Buyer will timely provide any and all credit, employment, financial and other information reasonably required by any 55 lender. Buyer will use good faith and reasonable diligence to (i) obtain Loan Approval within days (45 days if left 56 blank) from Effective Date (Loan Approval Date), (ii) satisfy terms and conditions of the Loan Approval, and (iii) close 57 the loan. Buyer will keep Seller and Broker fully informed about loan application status and authorizes the mortgage 58 broker and lender to disclose all such information to Seller and Broker. Buyer will notify Seller immediately upon 59 obtaining financing or being rejected by a lender. CANCELLATION: If Buyer , after using good faith and reasonable 60 diligence, fails to obtain Loan Approval by Loan Approval Date, Buyer may within days (3 days if left blank) 61 deliver written notice to Seller stating Buyer either waives this financing contingency or cancels this Contract. 62 If Buyer does neither, then Seller may cancel this Contract by delivering written notice to Buyer at any time thereafter. 63 Unless this financing contingency has been waived, this Contract shall remain subject to the satisfaction, by closing, of 64 those conditions of Loan Approval related to the Property. DEPOSIT(S) (for purposes of Paragraph 5 only): If Buyer 65 has used good faith and reasonable diligence but does not obtain Loan Approval by Loan Approval Date and 66 thereafter either party elects to cancel this Contract as set forth above or the lender fails or refuses to close on or 67 before the Closing Date without fault on Buyer’s part, the Deposit(s) shall be returned to Buyer , whereupon both 68 parties will be released from all further obligations under this Contract, except for obligations stated herein as surviving 69 the termination of this Contract. If neither party elects to terminate this Contract as set forth above or Buyer fails to use 70 good faith or reasonable diligence as set forth above, Seller will be entitled to retain the Deposit(s) if the transaction 71 does not close. For purposes of this Contract, "Loan Approval" means a statement by the lender setting forth the terms 72 and conditions upon which the lender is willing to make a particular mortgage loan to a particular buyer. Neither a pre - 73 approval letter not a prequalification letter shall be deemed a Loan Approval for purposes of this Contract. N/A deed special warranty deed other N/A , free of liens, easements and within 15 days after Effective Date or at least 45 days before Closing Date deliver to Buyer (check one) LRR 02/03/26 5:37 PM EST dotloop verified dotloop signature verification: dtlp.us/pdTF - Xlme - LvTP MV CV CC - 6 Rev. 3/25 ©2025 Florida Realtors ®

(_____) (_____) Buyer and Seller (_____) (_____) acknowledge receipt of a copy of this page, which is Page 3 of 8 Pages. insurer as a base for reissuance of coverage may be used. The prior policy will include copies of all policy exceptions and an update in a format acceptable to Buyer from the policy effective date and certified to Buyer or Buyer’s closing agent together with copies of all documents recited in the prior policy and in the update. If such an abstract or prior policy is not available to Seller then (i.) above will be the evidence of title. (b) Title Examination: Buyer will, within 15 days from receipt of the evidence of title deliver written notice to Seller of title defects. Title will be deemed acceptable to Buyer if (1) Buyer fails to deliver proper notice of defects or (2) 91 92 93 94 95 96 97 98 99 100 101 102 103 _____ Buyer delivers proper written notice and Seller cures the defects within days from receipt of the notice (“Curative Period”). Seller shall use good faith efforts to cure the defects. If the defects are cured within the Curative Period, closing will occur on the latter of 10 days after receipt by Buyer of notice of such curing or the scheduled Closing Date. Seller may elect not to cure defects if Seller reasonably believes any defect cannot be cured within the Curative Period. If the defects are not cured within the Curative Period, Buyer will have 10 days from receipt of notice of Seller’s inability to cure the defects to elect whether to terminate this Contract or accept title subject to existing defects and close the transaction without reduction in purchase price. (c) Survey: (check applicable provisions below) 104 105 106 107 108 109 110 111 112 113 114 115 116 _____ plans, specifications, and engineering documents, if any, and the following documents relevant to this transaction: ___________________________________________________________________________________________________________________________ , prepared for Seller or in Seller’s possession, which show all currently existing structures. In the event this transaction does not close, all documents provided by Seller will be returned to Seller within 10 days from the date this Contract is terminated. Buyer will, at Seller’s Buyer’s expense and within the time period allowed to deliver and examine title evidence, obtain a current certified survey of the Property from a registered surveyor. If the survey reveals encroachments on the Property or that the improvements encroach on the lands of another, Buyer will accept the Property with existing encroachments such encroachments will constitute a title defect to be cured within the Curative Period. (d) Ingress and Egress: Seller warrants that the Property presently has ingress and egress. 117 ______________ 118 7. PROPERTY CONDITION: Seller will deliver the Property to Buyer at the time agreed in its present “as is” condition, 119 ordinary wear and tear excepted, and will maintain the landscaping and grounds in a comparable condition. Seller 120 makes no warranties other than marketability of title. In the event that the condition of the Property has materially 121 changed since the expiration of the Due Diligence Period, Buyer may elect to terminate the Contract and receive a 122 refund of any and all deposits paid, plus interest, if applicable, or require Seller to return the Property to the required 123 condition existing as of the end of Due Diligence period, the cost of which is not to exceed $ (1.5% of 124 the purchase price, if left blank). By accepting the Property “as is”, Buyer waives all claims against Seller for any 125 defects in the Property. (Check (a) or (b) ) (a) As Is: Buyer has inspected the Property or waives any right to inspect and accepts the Property in its “as is” condition. 126 127 ______ 128 129 130 131 132 133 134 135 136 137 138 139 140 141 142 143 144 (i.) Seller will, within 15 days from Effective Date, deliver to Buyer copies of prior surveys, Environmental Phase I (b) Due Diligence Period: Buyer will, at Buyer’s expense and within 75 days from Effective Date (“Due Diligence Period”), determine whether the Property is suitable, in Buyer’s sole and absolute discretion. During the term of this Contract, Buyer may conduct any tests, analyses, surveys and investigations (“Inspections”) which Buyer deems necessary to determine to Buyer’s satisfaction the Property’s engineering, architectural, environmental properties; zoning and zoning restrictions; flood zone designation and restrictions; subdivision regulations; soil and grade; availability of access to public roads, water, and other utilities; consistency with local, state and regional growth management and comprehensive land use plans; availability of permits, government approvals and licenses; compliance with American with Disabilities Act; absence of asbestos, soil and ground water contamination; and other inspections that Buyer deems appropriate. Buyer will deliver written notice to Seller prior to the expiration of the Due Diligence Period of Buyer’s determination of whether or not the Property is acceptable. Buyer’s failure to comply with this notice requirement will constitute acceptance of the Property in its present “as is” condition. Seller grants to Buyer , its agents, contractors and assigns, the right to enter the Property at any time during the term of this Contract for the purpose of conducting Inspections, upon reasonable notice, at a mutually agreed upon time; provided, however, that Buyer , its agents, contractors and assigns enter the Property and conduct Inspections at their own risk. Buyer will indemnify and hold Seller harmless from losses, damages, costs, claims and expenses of any nature, including attorneys’ fees at all levels, and from liability to any person, arising from the conduct of any and all inspections or any work authorized by Buyer . Buyer LRR 02/03/26 5:48 PM EST dotloop signature verification: dtlp.us/pdTF - Xlme - LvTP MV CV dotloop verified CC - 6 Rev. 3/25 ©2025 Florida Realtors ®

Buyer (_____) (_____) and Seller (_____) (_____) acknowledge receipt of a copy of this page, which is Page 4 of 8 Pages. will not engage in any activity that could result in a mechanic’s lien being filed against the Property without Seller’s prior written consent. In the event this transaction does not close, (1) Buyer will repair all damages to the Property resulting from the Inspections and return the Property to the condition it was in prior to conduct of the Inspections, and (2) Buyer will, at Buyer’s expense release to Seller all reports and other work generated as a result of the Inspections. Should Buyer deliver timely notice that the Property is not acceptable, Seller agrees that Buyer’s deposit will be immediately returned to Buyer and the Contract terminated. (c) Walk - through Inspection : Buyer may, on the day prior to closing or any other time mutually agreeable to the parties, conduct a final “walk - through” inspection of the Property to determine compliance with this paragraph and to ensure that all Property is on the premises . 145 146 147 148 149 150 151 152 153 154 8. OPERATION OF PROPERTY DURING CONTRACT PERIOD: Seller will continue to operate the Property and any 155 business conducted on the Property in the manner operated prior to Contract and will take no action that would 156 adversely impact the Property after closing, as to tenants, lenders or business, if any. Any changes, such as renting 157 vacant space, that materially affect the Property or Buyer’s intended use of the Property will be permitted only with 158 Buyer’s consent without Buyer’s consent. 164 165 166 167 168 169 170 171 172 173 174 175 176 177 178 179 180 181 182 183 184 185 186 187 159 9. CLOSING PROCEDURE: Unless otherwise agreed or stated herein, closing procedure shall be in accordance with 160 the norms where the Property is located. 161 (a) Possession and Occupancy: Seller will deliver possession and occupancy of the Property to Buyer at 162 closing. Seller will provide keys, remote controls, and any security/access codes necessary to operate all locks, 163 mailboxes, and security systems. (b) Costs: Buyer will pay Buyer’s attorneys’ fees, taxes and recording fees on notes, mortgages and financing statements and recording fees for the deed. Seller will pay Seller’s attorneys’ fees, taxes on the deed and recording fees for documents needed to cure title defects. If Seller is obligated to discharge any encumbrance at or prior to closing and fails to do so, Buyer may use purchase proceeds to satisfy the encumbrances. (c) Documents: Seller will provide the deed; bill of sale; mechanic’s lien affidavit; originals of those assignable service and maintenance contracts that will be assumed by Buyer after the Closing Date and letters to each service contractor from Seller advising each of them of the sale of the Property and, if applicable, the transfer of its contract, and any assignable warranties or guarantees received or held by Seller from any manufacturer, contractor, subcontractor, or material supplier in connection with the Property; current copies of the condominium documents, if applicable; assignments of leases, updated rent roll; tenant and lender estoppels letters (if applicable); tenant subordination, non - disturbance and attornment agreements (SNDAs) required by the Buyer or Buyer’s lender; assignments of permits and licenses; corrective instruments; and letters notifying tenants of the change in ownership/rental agent. If any tenant refuses to execute an estoppels letter, Seller , if requested by the Buyer in writing, will certify that information regarding the tenant’s lease is correct. If Seller is an entity, Seller will deliver a resolution of its governing authority authorizing the sale and delivery of the deed and certification by the appropriate party certifying the resolution and setting forth facts showing the conveyance conforms to the requirements of local law. Seller will transfer security deposits to Buyer . Buyer will provide the closing statement, mortgages and notes, security agreements, and financing statements. (d) Taxes and Prorations: Real estate taxes, personal property taxes on any tangible personal property, bond payments assumed by Buyer , interest, rents (based on actual collected rents), association dues, insurance premiums acceptable to Buyer , and operating expenses will be prorated through the day before closing. If the amount of taxes for the current year cannot be ascertained, rates for the previous year will be used with due allowance being made for improvements and exemptions. Any tax proration based on an estimate will, at request of either party, be readjusted upon receipt of current year’s tax bill; this provision will survive closing. (e) Special Assessment Liens: Certified, confirmed, and ratified special assessment liens as of the Closing Date will be paid by Seller . If a certified, confirmed, and ratified special assessment is payable in installments, Seller will pay all installments due and payable on or before the Closing Date, with any installment for any period extending beyond the Closing Date prorated, and Buyer will assume all installments that become due and payable after the Closing Date. Buyer will be responsible for all assessments of any kind which become due and owing after Closing Date, unless an improvement is substantially completed as of Closing Date. If an improvement is substantially completed as of the Closing Date but has not resulted in a lien before closing, Seller will pay the amount of the last estimate of the assessment. This subsection applies to special assessment liens imposed by a public body and does not apply to condominium association special assessments. 188 189 190 191 192 193 194 195 196 LRR 02/03/26 5:37 PM EST dotloop verified dotloop signature verification: dtlp.us/pdTF - Xlme - LvTP MV CV CC - 6 Rev. 3/25 ©2025 Florida Realtors ®

(_____) (_____) (_____) (_____) (f) Foreign Investment in Real Property Tax Act (FIRPTA): If Seller is a “foreign person” as defined by FIRPTA, Seller and Buyer agree to comply with Section 1445 of the Internal Revenue Code. Seller and Buyer will complete, execute, and deliver as directed any instrument, affidavit, or statement reasonably necessary to comply with the FIRPTA requirements, including delivery of their respective federal taxpayer identification numbers or Social Security Numbers to the closing agent. If Buyer does not pay sufficient cash at closing to meet the withholding requirement, Seller will deliver to Buyer at closing the additional cash necessary to satisfy the requirement. 197 198 199 200 201 202 203 _____ 204 10. ESCROW AGENT: Seller and Buyer authorize Escrow Agent or Closing Agent (collectively “Agent”) to receive, 205 deposit, and hold funds and other property in escrow and, subject to collection, disburse them in accordance with the 206 terms of this Contract. The parties agree that Agent will not be liable to any person for misdelivery of escrowed items to 207 Seller or Buyer , unless the misdelivery is due to Agent’s willful breach of this Contract or gross negligence. If Agent 208 has doubt as to Agent’s duties or obligations under this Contract, Agent may, at Agent’s option, (a) hold the escrowed 209 items until the parties mutually agree to its disbursement or until a court of competent jurisdiction or arbitrator 210 determines the rights of the parties or (b) deposit the escrowed items with the clerk of the court having jurisdiction over 211 the matter and file an action in interpleader. Upon notifying the parties of such action, Agent will be released from all 212 liability except for the duty to account for items previously delivered out of escrow. If Agent is a licensed real estate 213 broker, Agent will comply with Chapter 475, Florida Statutes. In any suit in which Agent interpleads the escrowed items 214 or is made a party because of acting as Agent hereunder, Agent will recover reasonable attorney’s fees and costs 215 incurred, with these amounts to be paid from and out of the escrowed items and charged and awarded as court costs 216 in favor of the prevailing party. 217 11. CURE PERIOD: Prior to any claim for default being made, a party will have an opportunity to cure any alleged 218 default. If a party fails to comply with any provision of this Contract, the other party will deliver written notice to the non - 219 complying party specifying the non - compliance. The non - complying party will have days (5 days if left blank) after 220 delivery of such notice to cure the non - compliance. Notice and cure shall not apply to failure to close. 221 12. FORCE MAJEURE: Buyer or Seller shall not be required to perform any obligation under this Contract or be liable 222 to each other for damages so long as performance or non - performance of the obligation, or the availability of services, 223 insurance, or required approvals essential to Closing, is disrupted, delayed, caused or prevented by Force Majeure. 224 "Force Majeure" means: hurricanes, floods, extreme weather, earthquakes, fire, or other acts of God, unusual 225 transportation delays, or wars, insurrections, or acts of terrorism, which, by exercise of reasonable diligent effort, the 226 non - performing party is unable in whole or in part to prevent or overcome. All time periods, including Closing Date, will 227 be extended a reasonable time up to 7 days after the Force Majeure no longer prevents performance under this 228 Contract, provided, however, if such Force Majeure continues to prevent performance under this Contract more than 229 30 days beyond Closing Date, then either party may terminate this Contract by delivering written notice to the other 230 and the Deposit shall be refunded to Buyer , thereby releasing Buyer and Seller from all further obligations under this Contract. 231 13. RETURN OF DEPOSIT: Unless otherwise specified in the Contract, in the event any condition of this Contract is 232 not met and Buyer has timely given any required notice regarding the condition having not been met, Buyer’s deposit 233 will be returned in accordance with applicable Florida Laws and regulations. 234 14. DEFAULT: 235 (a) In the event the sale is not closed due to any default or failure on the part of Seller other than failure to make 236 the title marketable after diligent effort, Buyer may elect to receive return of Buyer’s deposit without thereby 237 waiving any action for damages resulting from Seller’s breach and may seek to recover such damages or seek 238 specific performance. If Buyer elects a deposit refund, Seller may be liable to Broker for the full amount of the 239 brokerage fee. 240 (b) In the event the sale is not closed due to any default or failure on the part of Buyer , Seller may either (1) 241 retain all deposit(s) paid or agreed to be paid by Buyer as agreed upon liquidated damages, consideration for the 242 execution of this Contract, and in full settlement of any claims, upon which this Contract will terminate or (2) seek 243 specific performance. If Buyer fails to timely place a deposit as required by this Contract, Seller may either (1) 244 terminate the Contract and seek the remedy outlined in this subparagraph or (2) proceed with the Contract without 245 waiving any remedy for Buyer’s default. 246 15 . ATTORNEY’S FEES AND COSTS: In any claim or controversy arising out of or relating to this Contract, the 247 prevailing party, which for purposes of this provision will include Buyer , Seller and Broker, will be awarded reasonable 248 attorneys’ fees, costs, and expenses. 249 16. NOTICES: All notices will be in writing and may be delivered by mail, overnight courier, personal delivery, or 250 electronic means. Parties agree to send all notices to addresses specified on the signature page(s). Any notice, Buyer and Seller acknowledge receipt of a copy of this page, which is Page 5 of 8 Pages. 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(_____) (_____) (_____) (_____) Buyer and Seller acknowledge receipt of a copy of this page, which is Page 6 of 8 Pages. 259 260 261 262 263 264 265 266 267 251 document, or item given by or delivered to an attorney or real estate licensee (including a transaction broker) 252 representing a party will be as effective as if given by or delivered to that party. 253 17. DISCLOSURES: 254 (a) Commercial Real Estate Sales Commission Lien Act: The Florida Commercial Real Estate Sales 255 Commission Lien Act provides that a broker has a lien upon the owner’s net proceeds from the sale of 256 commercial real estate for any commission earned by the broker under a brokerage agreement. The lien upon the 257 owner’s net proceeds is a lien upon personal property which attaches to the owner’s net proceeds and does not 258 attach to any interest in real property. This lien right cannot be waived before the commission is earned. (b) Special Assessment Liens Imposed by Public Body : The Property may be subject to unpaid special assessment lien(s) imposed by a public body . (A public body includes a Community Development District . ) Such liens, if any, shall be paid as set forth in Paragraph 9 (e) . (c) Radon Gas : Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time . Levels of radon that exceed federal and state guidelines have been found in buildings in Florida . Additional information regarding radon and radon testing may be obtained from your county public health unit . (d) Energy - Efficiency Rating Information : Buyer acknowledges receipt of the information brochure required by Section 553 . 996 , Florida Statutes . 268 18. RISK OF LOSS: 269 (a) If, after the Effective Date and before closing, the Property is damaged by fire or other casualty, Seller will 270 bear the risk of loss and Buyer may cancel this Contract without liability and the deposit(s) will be returned to 271 Buyer . Alternatively, Buyer will have the option of purchasing the Property at the agreed upon purchase price and 272 Seller will credit the deductible, if any and transfer to Buyer at closing any insurance proceeds, or Seller’s claim 273 to any insurance proceeds payable for the damage. Seller will cooperate with and assist Buyer in collecting any 274 such proceeds. Seller shall not settle any insurance claim for damage caused by casualty without the consent of 275 the Buyer . (b) If, after the Effective Date and before closing, any part of the Property is taken in condemnation or under the right of eminent domain, or proceedings for such taking will be pending or threatened, Buyer may cancel this Contract without liability and the deposit(s) will be returned to Buyer . Alternatively, Buyer will have the option of purchasing what is left of the Property at the agreed upon purchase price and Seller will transfer to the Buyer at closing the proceeds of any award, or Seller’s claim to any award payable for the taking. Seller will cooperate with and assist Buyer in collecting any such award. 276 277 278 279 280 281 ______________________________________ _____________________________________ 282 19. ASSIGNABILITY; PERSONS BOUND: This Contract may be assigned to a related entity, and otherwise is not 283 assignable is assignable. If this Contract may be assigned, Buyer shall deliver a copy of the assignment agreement 284 to the Seller at least 5 days prior to Closing. The terms “Buyer,” “Seller” and “Broker” may be singular or plural. This 285 Contract is binding upon Buyer , Seller and their heirs, personal representatives, successors and assigns (if 286 assignment is permitted). 287 20. MISCELLANEOUS: The terms of this Contract constitute the entire agreement between Buyer and Seller . 288 Modifications of this Contract will not be binding unless in writing, signed and delivered by the party to be bound. 289 Signatures, initials, documents referenced in this Contract, counterparts and written modifications communicated 290 electronically or on paper will be acceptable for all purposes, including delivery, and will be binding. Handwritten or 291 typewritten terms inserted in or attached to this Contract prevail over preprinted terms. If any provision of this Contract 292 is or becomes invalid or unenforceable, all remaining provisions will continue to be fully effective. This Contract will be 293 construed under Florida law and will not be recorded in any public records. 294 21. BROKERS: Neither Seller nor Buyer has used the services of, or for any other reason owes compensation to, a 295 licensed real estate Broker other than: 296 _________________________________ _______________ _______________ ___________________________ , 297 (Address, Telephone, Fax, E - mail) Seller Buyer both parties pursuant to a listing agreement other (specify) _______________________ ____________________________________________________________________________________________ _______________________________________ _____________________________________ , 298 who is a single agent is a transaction broker has no brokerage relationship and who will be compensated _ by 299 300 301 302 (a) Seller’s Broker: Snow Reatly/Jeffrey E. Snow , (Company Name) (Licensee) _ BK176874 781 SW 2nd St. Boca Raton, FL 33486 5618436661 _ _ jsnowrealty@aol.com (b) Buyer’s Broker: La Rosa CRE, LLC/Jose Padron BK3212919 LRR 02/03/26 5:37 PM EST dotloop verified dotloop signature verification: dtlp.us/pdTF - Xlme - LvTP MV CV CC - 6 Rev. 3/25 ©2025 Florida Realtors ®

(_____) (_____) (_____) (_____) ________________________________________________ ______________________ ______________________ _______________________________________ (Company Name) (Licensee) 303 , (Address, Telephone, Fax, E - mail) Seller’s Broker Seller Buyer both parties pursuant to other (specify) ____________________________________________________________________________________________ 304 who is a single agent is a transaction broker has no brokerage relationship and who will be compensated by 305 306 307 (collectively referred to as “Broker”) in connection with any act relating to the Property, including but not limited to 308 inquiries, introductions, consultations, and negotiations resulting in this transaction. Seller and Buyer agree to 309 indemnify and hold Broker harmless from and against losses, damages, costs and expenses of any kind, including 310 reasonable attorneys’ fees at all levels, and from liability to any person, arising from (1) compensation claimed which is 311 inconsistent with the representation in this Paragraph, (2) enforcement action to collect a brokerage fee pursuant to 312 Paragraph 10, (3) any duty accepted by Broker at the request of Seller or Buyer , which is beyond the scope of 313 services regulated by Chapter 475, Florida Statutes, as amended, or (4) recommendations of or services provided and 314 expenses incurred by any third party whom Broker refers, recommends, or retains for or on behalf of Seller or Buyer . 1420 Celebration Blvd, Kisseemmee, FL 34747 4079552677 _ _ jm@larosarealtycorp.com Existing Mortgage Buyer’s Attorney Approval Seller’s Attorney Approval Arbitration Section 1031 Exchange Property Inspection and Repair Seller Representations Seller Warranty Coastal Construction Control Line Flood Area Hazard Zone Seller Financing Other ______________________ 315 22. OPTIONAL CLAUSES: (Check if any of the following clauses are applicable and are attached as an addendum to 316 this Contract): 317 318 319 320 ____________________________________________________________________________________________ ____________________________________________________________________________________________ ____________________________________________________________________________________________ ____________________________________________________________________________________________ ____________________________________________________________________________________________ ____________________________________________________________________________________________ ____________________________________________________________________________________________ ____________________________________________________________________________________________ ____________________________________________________________________________________________ ____________________________________________________________________________________________ 321 23. ADDITIONAL TERMS: 322 323 324 325 326 327 328 329 330 331 332 THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE 333 ADVICE OF AN ATTORNEY PRIOR TO SIGNING. BROKER ADVISES BUYER AND SELLER TO VERIFY ALL 334 FACTS AND REPRESENTATIONS THAT ARE IMPORTANT TO THEM AND TO CONSULT AN APPROPRIATE 335 PROFESSIONAL FOR LEGAL ADVICE (FOR EXAMPLE, INTERPRETING CONTRACTS, DETERMINING THE 336 EFFECT OF LAWS ON THE PROPERTY AND TRANSACTION, STATUS OF TITLE, FOREIGN INVESTOR 337 REPORTING REQUIREMENTS, ETC.) AND FOR TAX, PROPERTY CONDITION, ENVIRONMENTAL AND OTHER 338 ADVICE. BUYER ACKNOWLEDGES THAT BROKER DOES NOT OCCUPY THE PROPERTY AND THAT ALL 339 REPRESENTATIONS (ORAL, WRITTEN OR OTHERWISE) BY BROKER ARE BASED ON SELLER 340 REPRESENTATIONS OR PUBLIC RECORDS UNLESS BROKER INDICATES PERSONAL VERIFICATION OF 341 THE REPRESENTATION. BUYER AGREES TO RELY SOLELY ON SELLER, PROFESSIONAL INSPECTORS AND 342 GOVERNMENTAL AGENCIES FOR VERIFICATION OF THE PROPERTY CONDITION, SQUARE FOOTAGE AND 343 FACTS THAT MATERIALLY AFFECT PROPERTY VALUE. 2.5% of the Purchase Price LRR 02/03/26 dotloop signature verification: dtlp.us/pdTF - Xlme - LvTP MV CV 5:37 PM EST dotloop verified Buyer and Seller acknowledge receipt of a copy of this page, which is Page 7 of 8 Pages. CC - 6 Rev. 3/25 ©2025 Florida Realtors ®

(_____) (_____) (_____) (_____) 344 Each person signing this Contract on behalf of a party that is a business entity represents and warrants to the other 345 party that such signatory has full power and authority to enter into and perform this Contract in accordance with its 346 terms and each person executing this Contract and other documents on behalf of such party has been duly authorized 347 to do so. ATTENTION: SELLER AND BUYER CONVEYANCES TO FOREIGN BUYERS : Part III of Chapter 692, Sections 692.201 - 692.205, Florida Statutes, 2023 (the “Act”), in part, limits and regulates the sale, purchase and ownership of certain Florida properties by certain buyers who are associated with a “foreign country of concern”, namely: the People’s Republic of China, the Russian Federation, the Islamic Republic of Iran, the Democratic People’s Republic of Korea, the Republic of Cuba, the Venezuelan regime of Nicolás Maduro, or the Syrian Arab Republic. It is a crime to buy or knowingly sell property in violation of the Act. At time of purchase, Buyer must provide a signed Affidavit which complies with the requirements of the Act. Seller and Buyer are advised to seek legal counsel regarding their respective obligations and liabilities under the Act. 348 349 350 351 352 353 354 355 356 ___________________________________________________ ____________________________________ Date: 357 (Signature of Buyer ___________________________________________________ Tax ID No.: _______________________________ 358 _______________________________________________ _______________________________ 359 Title: Telephone: _ 4075924667 ___________________________________________________ ____________________________________ Date: 360 (Signature of Buyer ___________________________________________________ Tax ID No.: _______________________________ 361 _______________________________________________ _______________________________ (Typed or Printed Name of Buyer) 362 Title: Telephone:_ _____________________________________________________________ __________________________________________ ____________________________________ 363 Buyer’s Address for purpose of notice 364 Facsimile: Email: ___________________________________________________ Date: ____________________________________ 365 (Signature of Seller) ___________________________________________________ Tax ID No.: _______________________________ _______________________________________________ Telephone:_ _______________________________ 367 Title: ___________________________________________________ ____________________________________ Date: 368 (Signature of Seller) ___________________________________________________ Tax ID No.: _______________________________ 369 _______________________________________________ Telephone: ________________________________ (Typed or Printed Name of Seller) 370 Title: _____________________________________________________________ __________________________________________ :____________________________________ 371 Seller’s Address for purpose of notice: 372 Facsimile: _Email Florida REALTORS® makes no representation as to the legal validity or adequacy of any provision of this form in any specific transaction. This standardized form should not be used in complex transactions or with extensive riders or additions. This form is available for use by the entire real estate industry and is not intended to identify the user as REALTOR®. REALTOR® is a registered collective membership mark which may be used only by real estate licensees who are members of the NATIONAL ASSOCIATION OF REALTORS® and who subscribe to its Code of Ethics. The copyright laws of United States (17 U.S. Code) forbid the unauthorized reproduction of this form by any means including facsimile or computerized forms. dotloop verified La Rosa Realty Holdings/ Joseph Larosa 02/03/26 5:37 PM EST B7RH - BRFM - VOAS - LQTA La Rosa Realty Holdings/ Joseph Larosa (Typed or Printed Name of Buyer) 366 Veras Nova, LLC (Typed or Printed Name of Seller) LRR 02/03/26 5:37 PM EST dotloop verified dotloop signature verification: dtlp.us/pdTF - Xlme - LvTP MGRM Martha M. Veras 88 - 2409215 407.953 - 4743 11 E 17th Street Saint Cloud FL 34769 407.593 - 0315 Info@amveck.com MV CV Buyer and Seller acknowledge receipt of a copy of this page, which is Page 8 of 8 Pages. CC - 6 Rev. 3/25 ©2025 Florida Realtors ®